Blue Chip Fund (Prospectus Summary): | Blue Chip Fund
Blue Chip Fund

Supplement dated September 14, 2012

to the Institutional Class Shares Prospectus

for Principal Funds, Inc.

dated June 13, 2012

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Under the Principal Investment Strategies heading, delete the first paragraph and substitute:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth® Index (as of December 31, 2011, this range was between approximately $117 million and $401.25 billion) at the time of purchase. The Fund may invest in foreign securities.